Fees Summary	Oct. 27, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 4,000,000,000
Previously Paid Amount	0
Total Fee Amount	552,400
Total Offset Amount	23,531.56
Net Fee	$ 528,868.44